EXHIBIT 10.1.21


		      AMENDMENT NO. 1 TO
		 RECEIVABLES PURCHASE AGREEMENT


	  AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 29, 1998 (this "Amendment"), among FIRST UNION NATIONAL BANK, a national banking association, solely in its capacity as the trustee (the "Trustee") for CHARMING SHOPPES MASTER TRUST, a trust formed pursuant to the Pooling and Servicing Agreement (as defined in Exhibit I to the RPA (as hereinafter defined)) (the "Seller"), CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation, in its capacity as the owner (prior to the sale of the Receivables to the Seller pursuant to the Pooling and Servicing Agreement) of the Receivables (as defined in Exhibit I to the RPA) (in such capacity, the "Owner") and in its capacity as Subordinated Purchaser (in such capacity, the "Subordinated Purchaser"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association ("Spirit"), in its capacity as the originator of the Receivables (in such capacity the "Originator") and in its capacity as the Servicer (in such capacity, the "Servicer"), CORPORATE RECEIVABLES CORPORATION, a California corporation ("CRC"), as a Purchaser, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent (the "Agent") for the Purchasers and the Banks and CITIBANK, N.A. ("Citibank"), a national banking association, as a Bank.

	  Preliminary Statements. (1) The Seller, the Subordinated Purchaser, the Owner, the Originator, the Servicer, CRC, CNAI, as Agent, and Citibank, are parties to an Amended and Restated Receivables Purchase Agreement dated as of November 25, 1997 (the "RPA"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA), pursuant to which a Purchaser may, in its sole discretion, and the Banks shall, subject to the terms of the RPA, purchase Receivable Interests from the Seller;

	  (2) Fashion Service Corp., a Delaware corporation ("FSC"), and Charming Shoppes, Inc., a Pennsylvania corporation ("Charming Shoppes"), are parties to an Amended and Restated Company Agreement, dated as of November 25, 1997 (the "Company Agreement") in favor of the Purchasers, the Banks and the Agent, pursuant to which Charming Shoppes and FSC agree, among other things, to cause the performance and observance by each of the Originator, the Servicer and the Seller and their respective successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Servicer and the Seller, respectively, to be performed or observed under the RPA;

	  (3) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Purchasers, the Agent and Citibank desire to amend the RPA to (i) increase the Purchase Limit and
(ii) increase the aggregate notional amount of the Interest Rate
Agreements; and

	  (4) Charming Shoppes, FSC and the Agent desire to confirm that the Company Agreement continues to apply to the RPA as amended hereby;

	  NOW, THEREFORE, the parties agree as follows:

	  SECTION 1. Amendments to RPA. (a) The RPA shall be amended as follows, effective as of the date on which all of the conditions precedent set forth in Section 3 shall be satisfied:

	       (i) The definitions of "Bank Commitment" and "Purchase Limit" in Exhibit I to the RPA are hereby amended by deleting the amount "$50,000,000" wherever it appears in such definitions and replacing such amount with the amount $150,000,000".

	       (ii)  The definition of "Commitment Termination
     Date" is hereby amended by deleting clause (a) of such definition in its entirety and relettering clauses (b), (c) and (d) as clauses (a), (b) and (c), respectively.

	       (iii)  The definition of "Interest Rate
     Agreements" in Exhibit I to the RPA is hereby amended by deleting the amount "$50,000,000" wherever it appears in such definition and replacing such amount with the amount
     "$150,000,000".

	  (b) Notwithstanding anything to the contrary contained in Section 7.06(a) of the RPA, this Amendment, if deemed by the Owner or its Affiliates to be a "material contract" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be filed by the Owner with the Securities and Exchange Commission as an exhibit to an annual report on Form 10-K or a quarterly report on Form 10-Q under the Exchange Act, in each case without any special confidentiality requirement.

	  SECTION 2. Extension of Facility Termination Date. The parties hereto hereby agree that the date described in clause (i) of the definition of "Facility Termination Date" in
Exhibit I to the RPA is hereby extended to October 29, 1999.

	  SECTION 3. Confirmation of the Company Agreement. Each of Charming Shoppes and FSC (i) agrees that the Company Agreement applies to the RPA as amended by this Amendment and
(ii) ratifies and confirms the Company Agreement in all respects and agrees that the Company Agreement shall remain in full force and effect in accordance with its terms, except that on and after the date hereof, each reference in the Company Agreement to "the RPA", "thereunder", "thereof" or words of like import referring to the RPA shall mean and be a reference to the RPA as amended by this Amendment Agreement.

	  SECTION 4. Conditions Precedent. The effectiveness of the amendments set forth in Section 1 are subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the Agent:

	       (i)  Additional Interest Rate Agreements
     satisfying the definition of Interest Rate Agreements in the RPA, as amended hereby, an amendment to the Assignment of Interest Rate Agreements previously delivered pursuant to the RPA, any necessary consents by the counterparties to such additional Interest Rate Agreements, and an updated Annex G to the RPA;

	       (ii)  Certified copies of resolutions of the
     Board of Directors of each of Spirit, the Subordinated
     Purchaser, Charming Shoppes and FSC approving this
     Amendment Agreement;

	       (iii)  Favorable opinions of counsel for the
     Subordinated Purchaser and Spirit as to such matters as the Agent may reasonably request; and

	       (iv) Evidence of compliance with the provisions of Section 7.01(a) of the RPA with respect to this Amendment.

	  SECTION 5. Representations and Warranties. (a) Each of the Trustee, the Owner, the Servicer and the Originator confirms that each of the representations and warranties made by it contained in Exhibit III to the RPA, as amended by this Amendment, is correct on and as of the date hereof as though made on and as of this date.

	  (b) Each of Charming Shoppes and FSC confirms that each of the representations and warranties made by it contained in Section 5 of the Company Agreement, after giving effect to this Amendment, is correct on and as of the date hereof as though made on and as of this date.

	  SECTION 6. Confirmation of RPA. Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the RPA to "this Agreement" shall mean the RPA as amended by this Amendment, and as hereinafter amended or restated.

	  SECTION 7.  Governing Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

	  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.


	  IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

     SELLER:             FIRST UNION NATIONAL BANK,
			   not in its individual capacity but
			   solely as the Trustee for CHARMING
			   SHOPPES MASTER TRUST


			 By:
			     Title:  Vice President

     SUBORDINATED
       PURCHASER/OWNER:  CHARMING SHOPPES RECEIVABLES CORP.


			 By:
			      Title:  Vice President


     ORIGINATOR/
     SERVICER:           SPIRIT OF AMERICA NATIONAL BANK,
			   as the Originator and the Servicer


			 By:
			       Title:  Vice President


     CRC:                CORPORATE RECEIVABLES CORPORATION

			 By:  Citicorp North America,
			      Inc., as Attorney-in-Fact


			      By:
				   Title:  Vice President


     AGENT:              CITICORP NORTH AMERICA, INC.,
			   as Agent


			 By:
			      Title:  Vice President


     BANK:               CITIBANK, N.A.


			 By:
			      Title:


Acknowledged and Agreed as to
  SECTIONS 3 and 5(b) only:

     CHARMING SHOPPES:   CHARMING SHOPPES, INC.


			 By:______________________________
			    Title:


     FSC:                FASHION SERVICE CORP.


			 By:______________________________
			    Title: